UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2020

TELA Bio, Inc.

(Exact name of registrant as specified in its charter)

Delaware	3841	45-5320061
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification No.)
1 Great Valley Parkway, Suite 24, Malvern, Pennsylvania	19355
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (484) 320-2930

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Exchange on Which Registered
Common Stock, par value $0.001 per share	TELA	Nasdaq Global Market

Securities registered pursuant to Section 12(g) of the Act:

None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 4, 2020, at the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of TELA Bio, Inc. (the “Company”), the stockholders of the Company approved an amendment and restatement of the Company’s 2019 Equity Incentive Plan (the “A&R 2019 Plan”) to, among other things, increase the number of shares of common stock reserved for issuance thereunder by 555,343 shares.

A detailed summary of the material features of the A&R 2019 Plan is set forth in the Company’s definitive proxy statement for the Annual Meeting filed with the U.S. Securities and Exchange Commission on April 23, 2020 (the “Proxy Statement”) under the caption “Items to Be Voted On—Item 3: Approval of Our Amended and Restated 2019 Equity Incentive Plan,” which description is incorporated herein by reference.

The descriptions of the A&R 2019 Plan contained herein and in the Proxy Statement do not purport to be complete and are qualified in their entirety by reference to the full text of the A&R 2019 Plan, which is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 4, 2020, the Company held its Annual Meeting virtually. As of April 8, 2020, the record date for the Annual Meeting, there were 11,407,998 outstanding shares of the Company’s common stock. The following is a brief description of the final voting results for each of the proposals submitted to a vote of the shareholders at the Annual Meeting, which are described in detail in the Proxy Statement.

(a) Proposal 1 – Election of Class I Directors. Each of Lisa Colleran and Doug Evans were elected to the Board of Directors to serve as Class I directors until the 2023 Annual Meeting of Shareholders, as follows:

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Lisa Colleran	9,013,564	38,929	313,549
Doug Evans	9,048,829	3,664	313,549

(b) Proposal 2 – Ratification of Independent Registered Public Accountants. The appointment of KPMG LLP as the Company’s independent registered public accounting firm for the 2020 fiscal year was ratified, as follows:

Votes For	Votes Against	Abstentions
9,365,169	319	554

(c) Proposal 3 – Approval of the Adoption of the Amended and Restated 2020 Equity Incentive Plan. The A&R 2019 Plan was approved, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
8,535,630	393,528	123,335	313,549

No further business was brought before the Annual Meeting.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Document

10.1	TELA Bio, Inc. Amended and Restated 2019 Equity Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELA BIO, INC.

By:	/s/ Antony Koblish
Name:	Antony Koblish
Title:	President, Chief Executive Officer and Director

Date: June 5, 2020